UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2010

MINATURA GOLD

(Exact name of registrant as specified in its charter)

Nevada	001-34070	20-8273426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Lyon Drive, PO Box 2590 Fernley, Nevada	89408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 267-7183

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Appointment of Certain Officers

On January 12, 2010, the Board of Directors appointed Mr. Tod Turley to serve as the Registrant’s Chief Operating Officer and Assistant Secretary.

Tod M. Turley – Chief Operating Officer and Assistant Secretary  Since October 2009, Mr. Turley has served as a Director and the Chief Operating Officer of Minatura International LLC, the majority shareholder of the Registrant. Previous to that, Mr. Turley served as the Chairman and CEO of Amerivon Holdings LLC, a niche private equity investment firm specializing in high potential growth consumer product and services companies. Earlier, he served for 13 years as a corporate attorney and executive with emerging growth companies in the telecommunications industry. Mr. Turley graduated from the University of Utah in 1985 with a BA in Economics and French, and subsequently graduated from the University of Southern California with a J.D. in 1988.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MINATURA GOLD

By: /S/ Paul R. Dias
Paul R. Dias, President

Date:  January 21, 2010